Report of Independent Registered
      Public Accounting Firm


To the Board of Trustees and
Shareholders of
Franklin Municipal Securities Trust

In planning and performing our
audit of the financial statements
of Franklin California High Yield
Municipal Fund and Franklin
Tennessee Municipal Bond Fund
(constituting portfolios of
Franklin Municipal Securities Trust
(the "Funds")) as of and for the
year ended May 31, 2008, in
accordance with the standards of
the Public Company Accounting
Oversight Board (United States), we
considered the Funds' internal
control over financial reporting,
including control activities for
safeguarding securities, as a basis
for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Funds'
internal control over financial
reporting. Accordingly, we express
no such opinion.

The management of the Funds is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A fund's
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles. A fund's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles, and
that receipts and expenditures of
the fund are being made only in
accordance with authorizations of
management and trustees of the
fund; and (3)  provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use or disposition of
a fund's assets that could have a
material effect on the financial
statements

Because of its inherent
limitations, internal control over
financial reporting may not prevent
or detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their assigned
functions, to prevent or detect
misstatements on a timely basis.  A
material weakness is a deficiency,
or a combination of deficiencies,
in internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the Funds'
annual or interim financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Funds' internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be significant deficiencies or material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds' internal control over financial reporting and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of May 31, 2008.

This report is intended solely for the information and use of management and the Board of Trustees of Franklin
Municipal Securities Trust and the Securities and Exchange
Commission and is not intended to be and should not be used by anyone other than these specified parties.


PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2008